SEASONS SERIES TRUST

Supplement to the Summary Prospectus dated July 28, 2011

(as supplemented January 10, 2012)

Effective June 30, 2012.

Allocation Balanced Portfolio, Allocation Growth Portfolio, Allocation Moderate Growth Portfolio and Allocation Moderate Portfolio (the “Managed Allocation Portfolios”). In the Portfolio Summaries, in the Investment Adviser sections, with regard to Ibbotson Associates, Inc. (“Ibbotson”) all reference to Peng Chen, Ph.D., CFA is deleted in its entirety and supplemented with the following:

Name	Portfolio Manager of the Portfolio Since	Title
Brian Huckstep, CFA	2012	Portfolio Manager

Date:    June 29, 2012

Versions:        Version 5, Class 3; and Summary Combined Master, Class 1, 2 & 3